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                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES

                         2001 Annual Report on Form 10-K

                                 EXHIBIT 10.6(b)

                        AMENDMENT TO AMENDED AND RESTATED
                         LEVERAGED STOCK OPTION PROGRAM

                             Adopted July 25, 2001


         RESOLVED, that the Briggs & Stratton Corporation Leveraged Stock Option Program is hereby amended to increase the number of LSOs that can be granted under the Program by 2,000,000 to 4,539,986.